UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 5, 2007

                                   CACHE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       FLORIDA                      0 -10345                    59 -1588181
     ----------             --------------------------       -------------------
     (STATE OR OTHER         (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION OF                                           IDENTIFICATION
     INCORPORATION)                                            NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                        --------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On June 5, 2007, the Company issued a press release (the "Press Release") announcing its comparable store sales results for May, 2007, reducing its previous guidance for the second fiscal quarter and full fiscal year, and introducing third and fourth quarter fiscal 2007 guidance. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


         ITEM 9.01   EXHIBITS

99.1 Press release regarding comparable store sales results for May, 2007, reducing previous guidance for the second fiscal quarter and full fiscal year and introducing third and fourth quarter fiscal 2007 guidance.

















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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


         DATED:   JUNE 11, 2007             CACHE, INC.




                                            BY: /s/BRIAN WOOLF
                                            ---------------------------------
                                            BRIAN WOOLF
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER























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